Exhibit 99.1

10990 Roe Avenue Overland Park, KS 66211 Phone 913 696 6100 Fax 913 696 6116 News Release

February 4, 2011

YRC Worldwide Reports Year-over-Year Improvement in Fourth Quarter Operating Results

•    Positive Net Cash Flow from Operating Activities

OVERLAND PARK, KAN. — YRC Worldwide Inc. (NASDAQ: YRCW) today reported net income of $23 million and $0.49 earnings per share for the fourth quarter of 2010, including a $52 million benefit from an income tax settlement. For the full year 2010, the company reported a net loss of $322 million and an $8.13 loss per share. As a comparison, the company reported net earnings of $120 million in the fourth quarter of 2009, including a $177 million after-tax gain on debt redemption, and for the full year 2009 reported a net loss of $622 million.

For the fourth quarter of 2010, consolidated operating revenue of $1.092 billion was 3.9% higher than the $1.050 billion reported for the fourth quarter of 2009. The company generated positive net cash flow from operating activities of $10 million for the fourth quarter of 2010. Consolidated operating loss of $27 million for the fourth quarter of 2010 improved from the $91 million operating loss reported for the fourth quarter of 2009. For the full year 2010, consolidated operating revenue was $4.3 billion as compared to $4.9 billion for full year 2009. Operating loss of $231 million for the full year 2010 improved from the $890 million operating loss reported for the full year 2009.

“We are pleased with the stability we have seen in our absolute business volumes at YRC over the last three quarters and the growth across our Regional companies leading to continued year-over-year improvement in our operating results,” stated Sheila Taylor, Executive Vice President, CFO and Treasurer of YRC Worldwide. “Our business is generating positive cash flow and our ability to continually improve our days to collect should provide the needed liquidity as we move through the seasonally slower first quarter.”

During the fourth quarter of 2010, the company sold excess property of $14 million and closed on $17 million of new sale and financing leasebacks. In addition, the company received $12 million in proceeds related to the working capital adjustment from the August 2010 sale of the majority of its YRC Logistics business.

At December 31, 2010, the company reported cash and cash equivalents of $143 million, unrestricted availability of $53 million and unused restricted revolver reserves of $71 million, subject to the terms of the company’s credit agreement, for a total of $267 million. As a comparison, at September 30, 2010, the company reported cash and cash equivalents of $115 million, unrestricted revolver availability of $46 million and unused restricted revolver reserves of $123 million, subject to the terms of the company’s credit agreement, for a total of $284 million. As a result of pay-downs from asset sales during the quarter and capacity reductions associated with excess liquidity provisions under the credit agreement, the company reduced its revolver capacity by $59 million and its term loan borrowings by $3 million. At December 31, 2010, the company’s revolver capacity was $714 million and term loan borrowings were $257 million.

Key Segment Information

Fourth quarter 2010 compared to the fourth quarter of 2009:

•	YRC National Transportation tons per day down 7.7% and revenue per hundredweight up 4.2%

•	YRC Regional Transportation tons per day up 13.9% and revenue per hundredweight up 1.6%

Fourth quarter 2010 compared to the third quarter of 2010:

•	YRC National Transportation tons per day down 5.2% and revenue per hundredweight up 2.9%

•	YRC Regional Transportation tons per day down 1.9% and revenue per hundredweight up 2.4%

Outlook

“With our continued operating momentum we expect to achieve our fourth consecutive quarter of positive adjusted EBITDA and be within our credit agreement financial covenants in the first quarter of 2011,” stated Taylor.

In addition, the company has the following expectations for full year 2011:

•	Gross capital expenditures in the range of $150 million to $175 million

•	Excess property sales in the range of $40 million to $50 million

•	Non-union pension plan contributions of $30 million

Review of Financial Results

YRC Worldwide Inc. will host a conference call with the investment analyst community today, Friday, February 4, 2011, beginning at 9:30am ET, 8:30am CT. The conference call will be open to listeners via the YRC Worldwide website yrcw.com. An audio playback will be available after the call also via the YRC Worldwide website.

Certain amounts presented in this release and the accompanying financial statements and data are preliminary and are subject to change in the company’s Annual Report on Form 10-K for the year-ended December 31, 2010 when it is filed with the Securities and Exchange Commission (“SEC”) based upon completion of the valuation analysis and accounting treatment associated with the company’s non-union pension plan assets, including (without limitation) changes to pension and post retirement liabilities and total shareholders’ equity (deficit).

Certain Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP measure that reflects the company’s earnings before interest, taxes, depreciation, and amortization expense, and further adjusted for letter of credit fees, equity-based compensation expense, net gains or losses on property disposals and certain other items, including restructuring professional fees and results of permitted dispositions and discontinued operations as defined in the company’s credit agreement. Adjusted EBITDA is used for internal management purposes as a financial measure that reflects the company’s core operating performance. In addition, management uses adjusted EBITDA to measure compliance with financial covenants in the company’s credit agreement. However, this financial measure should not be construed as a better measurement than operating income, operating cash flow or earnings per share, as defined by generally accepted accounting principles.

Adjusted EBITDA has the following limitations:

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our outstanding debt;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for such replacements;

•

Equity-based compensation is an element of our long-term incentive compensation program, although adjusted EBITDA excludes it as an expense when presenting our ongoing operating performance for a particular period; and

•	Other companies in our industry may calculate adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, adjusted EBITDA should not be considered a substitute for performance measures calculated in accordance with GAAP.

*    *    *    *    *

Forward-Looking Statements:

This news release and statements made on the conference call for shareholders and the investment community contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “should,” “expect,” “continue,” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (among others) our ability to generate sufficient cash flows and liquidity to fund operations, which raises substantial doubt about our ability to continue as a going concern, inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation) the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the SEC.

The company’s expectations regarding future asset dispositions are only its expectations regarding these matters. Actual dispositions will be determined by the availability of capital and willing buyers and counterparties in the market and the outcome of discussions to enter into and close any such transactions on negotiated terms and conditions, including (without limitation) usual and ordinary closing conditions such as favorable title reports or opinions and favorable environmental assessments of specific properties.

The company’s expectations regarding its non-union pension plan contributions are only its expectations regarding this matter. Actual contributions could differ materially based on a number of factors, including (among others) the final actuarial determination of the non-union pension plan assets and liabilities.

The company’s expectations regarding liquidity, working capital and cash flow are only its expectations regarding these matters. Actual liquidity, working capital and cash flow will depend upon (among other things) the company’s operating results, the timing of its receipts and disbursements, the company’s access to credit facilities or credit markets, the company’s ability to continue to defer interest and fees under the company’s credit agreement and ABS facility and interest and principal under the company’s contribution deferral agreement, the continuation of the wage, benefit and work rule concessions under the company’s modified labor agreement and temporary cessation of pension contributions, and the factors identified in the preceding and following paragraphs.

The company’s ability to continue the deferrals and concessions described above is dependent upon a number of factors including (among others) the company’s ability (i) on or before February 28, 2011 (or such extended date permitted by the company’s stakeholders) to execute an agreement in principle (“AIP”) with its stakeholders setting forth the material terms of the restructuring/recapitalization of the company and its subsidiaries, (ii) on or before March 15, 2011 (or such extended date permitted by the company’s stakeholders) to finalize the documents required to effectuate the restructuring/recapitalization of the company and its subsidiaries contemplated by the AIP, and (iii) on or before the earlier of May 13, 2011 and the agreed upon closing date (or such extended date permitted by the company’s stakeholders) to close the restructuring/recapitalization of the company and its subsidiaries contemplated by the AIP. If the company is unable to satisfy the deadlines above, it would consider in court and out of court restructuring alternatives.

The company’s expectations regarding its capital expenditures are only its expectations regarding this matter. Actual expenditures could differ materially based on a number of factors, including (among others) the factors identified in the preceding paragraphs.

The company’s expectations regarding its compliance with its credit agreement covenants are only its expectations regarding these matters. Whether the company satisfies the covenants under its credit agreement is subject to a number of factors, including (among others) the factors identified in the preceding paragraphs.

*    *    *    *    *

About YRC Worldwide

YRC Worldwide Inc., a Fortune 500 company headquartered in Overland Park, Kan., is a leading provider of transportation and global logistics services. It is the holding company for a portfolio of successful brands including YRC, YRC Reimer, YRC Glen Moore, Reddaway, Holland and New Penn, and provides China-based services through its Jiayu and JHJ joint ventures. YRC Worldwide has the largest, most comprehensive less-than-truckload (LTL) network in North America with local, regional, national and international capabilities. Through its team of experienced service professionals, YRC Worldwide offers industry-leading expertise in heavyweight shipments and flexible supply chain solutions, ensuring customers can ship industrial, commercial and retail goods with confidence. Please visit www.yrcw.com for more information.

Investor Contact:	Paul Liljegren
913-696-6108
paul.liljegren@yrcw.com

Media Contact:	Suzanne Dawson
Linden, Alschuler & Kaplan
212-329-1420
sdawson@lakpr.com

Web site: www.yrcw.com

Follow YRC Worldwide on Twitter: http://twitter.com/yrcworldwide

CONSOLIDATED BALANCE SHEETS

YRC Worldwide Inc. and Subsidiaries

(Amounts in thousands)

	December 31, 2010	December 31, 2009
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$143,017	$97,788
Accounts receivable, net	442,500	442,814
Prepaid expenses and other	234,109	242,640
Current assets of discontinued operations	—	75,578

Total current assets	819,626	858,820

PROPERTY AND EQUIPMENT:
Cost	3,237,971	3,529,583
Less - accumulated depreciation	1,687,397	1,708,371

Net property and equipment	1,550,574	1,821,212

OTHER ASSETS:
Intangibles, net	139,525	160,407
Other assets	124,964	170,176
Noncurrent assets of discontinued operations	—	21,459

Total assets	$2,634,689	$3,032,074

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$147,112	$154,671
Wages, vacations, and employees’ benefits	196,486	213,754
Other current and accrued liabilities	503,820	392,392
Current maturities of long-term debt	222,873	197,127
Current liabilities of discontinued operations	—	51,884

Total current liabilities	1,070,291	1,009,828

OTHER LIABILITIES:
Long-term debt, less current portion	837,262	935,782
Deferred income taxes, net	118,624	146,576
Pension and post retirement *	343,916	351,861
Claims and other liabilities	360,439	419,883
Noncurrent liabilities of discontinued operations	—	954

SHAREHOLDERS’ EQUITY (DEFICIT):
Total shareholders’ equity (deficit) *	(95,843)	167,190

Total liabilities and shareholders’ equity (deficit)	$2,634,689	$3,032,074

*	- These amounts are subject to change when the Company completes its valuation analysis and accounting treatment associated with the company’s non-union pension plan assets, including (without limitation) changes to pension and post retirement liabilities and total shareholders’ equity (deficit). Final amounts will be included in the Company’s Annual Report on Form 10-K when it is filed with the SEC.

STATEMENTS OF CONSOLIDATED OPERATIONS

YRC Worldwide Inc. and Subsidiaries

For the three and twelve months ended December 31

(Amounts in thousands except per share data)

(Unaudited)

	Three Months		Twelve Months
	2010	2009	2010	2009
OPERATING REVENUE	$1,091,559	$1,050,109	$4,334,640	$4,871,025

OPERATING EXPENSES:
Salaries, wages and employees’ benefits	654,422	666,693	2,671,468	3,561,069
Equity based compensation expense	665	2,504	31,205	31,290
Operating expenses and supplies	233,213	241,614	949,224	1,136,636
Purchased transportation	118,016	105,025	455,800	486,429
Depreciation and amortization	48,017	60,475	198,508	241,648
Other operating expenses	61,671	60,158	248,142	310,448
(Gains) losses on property disposals, net	2,389	4,458	5,572	(6,121)
Impairment charges	—	—	5,281	—

Total operating expenses	1,118,393	1,140,927	4,565,200	5,761,399

OPERATING LOSS	(26,834)	(90,818)	(230,560)	(890,374)

NONOPERATING (INCOME) EXPENSES:
Interest expense	32,958	46,669	159,192	161,570
Equity investment impairment	—	—	12,338	30,374
Gain on debt redemption, net	—	(193,872)	—	(193,872)
Other, net	5,342	1,865	1,510	8,490

Nonoperating (income) expenses, net	38,300	(145,338)	173,040	6,562

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(65,134)	54,520	(403,600)	(896,936)
INCOME TAX BENEFIT	(93,039)	(53,781)	(102,487)	(262,682)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	27,905	108,301	(301,113)	(634,254)
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	(5,208)	11,235	(23,084)	12,235

NET INCOME (LOSS)	22,697	119,536	(324,197)	(622,019)
LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(420)	—	(1,963)	—

NET INCOME (LOSS) ATTRIBUTABLE TO YRC WORLDWIDE INC	$23,117	$119,536	$(322,234)	$(622,019)

AVERAGE SHARES OUTSTANDING-BASIC	47,525	2,813	39,601	2,383

AVERAGE SHARES OUTSTANDING-DILUTED	47,576	2,911	39,601	2,383

BASIC INCOME (LOSS) PER SHARE
INCOME (LOSS) FROM CONTINUING OPERATIONS	$0.60	$38.50	$(7.55)	$(266.13)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(0.11)	3.99	(0.58)	5.13

NET INCOME (LOSS)	$0.49	$42.49	$(8.13)	$(261.00)

DILUTED INCOME (LOSS) PER SHARE
INCOME (LOSS) FROM CONTINUING OPERATIONS	$0.60	$37.20	$(7.55)	$(266.13)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(0.11)	3.86	(0.58)	5.13

NET INCOME (LOSS)	$0.49	$41.06	$(8.13)	$(261.00)

AMOUNTS ATTRIBUTABLE TO YRC WORLDWIDE INC. COMMON SHAREHOLDERS:
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF TAX	$28,325	$108,301	$(299,150)	$(634,254)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	(5,208)	11,235	(23,084)	12,235

NET INCOME (LOSS)	$23,117	$119,536	$(322,234)	$(622,019)

The number of shares and the per share amounts for all periods presented within this release reflect the 1:25 reverse stock split which was effective on October 1, 2010.

STATEMENTS OF CONSOLIDATED CASH FLOWS

YRC Worldwide Inc. and Subsidiaries

For the years ended December 31

(Amounts in thousands)

(Unaudited)

	2010	2009
OPERATING ACTIVITIES:
Net loss	$(324,197)	$(622,019)
Noncash items included in net loss:
Depreciation and amortization	203,461	255,212
Equity based compensation expense	31,205	31,290
Gain on debt redemption, net	—	(193,872)
Equity investment impairment	12,338	30,374
Impairment charges	5,281	—
(Gains) losses on property disposals, net	6,972	(5,924)
Gain on sale of affiliate	(1,365)	—
Deferred income tax benefit, net	(70,447)	(201,847)
Amortization of deferred debt costs	46,182	29,120
Other noncash items	4,207	9,659
Changes in assets and liabilities, net:
Accounts receivable	4,859	312,024
Accounts payable	(15,793)	(141,053)
Other operating assets	51,130	28,389
Other operating liabilities	47,264	90,350

Net cash provided by (used in) operating activities	1,097	(378,297)

INVESTING ACTIVITIES:
Acquisition of property and equipment	(19,560)	(37,292)
Proceeds from disposal of property and equipment	85,669	133,061
Disposition of affiliate, net of cash sold	34,290	31,948
Other	5,223	6,363

Net cash provided by investing activities	105,622	134,080

FINANCING ACTIVITIES:
ABS borrowings (payments), net	(23,497)	(715)
Issuance of long-term debt	230,258	331,542
Repayment of long-term debt	(260,214)	(247,285)
Debt issuance costs	(18,614)	(60,853)
Equity issuance costs	(17,323)	(6,033)
Equity issuance proceeds	15,906	—
Stock issued in connection with the 6% Notes	11,994	—

Net cash (used in) provided by financing activities	(61,490)	16,656

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	45,229	(227,561)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	97,788	325,349

CASH AND CASH EQUIVALENTS, END OF PERIOD	$143,017	$97,788

SUPPLEMENTAL CASH FLOW INFORMATION
Income tax refund, net	$80,768	$(35,885)
Pension contribution deferral transfer to debt	$4,361	$171,351
Lease financing transactions	$46,564	$331,492
Interest paid in stock for the 6% Notes	$2,007	$—

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

For the Three and Twelve Months Ended December 31

(Amounts in thousands)

(Unaudited)

SEGMENT INFORMATION

	Three Months			Twelve Months
	2010	2009	%	2010	2009	%

Operating revenue:
YRC National Transportation	$725,093	$743,653	(2.5)	$2,884,812	$3,489,305	(17.3)
YRC Regional Transportation	339,078	290,812	16.6	1,353,912	1,322,612	2.4
YRC Truckload	25,699	28,931	(11.2)	109,641	112,401	(2.5)
Eliminations and other	1,689	(13,287)		(13,725)	(53,293)

Consolidated	1,091,559	1,050,109	3.9	4,334,640	4,871,025	(11.0)

Operating income (loss):
YRC National Transportation	(26,186)	(81,493)		(199,744)	(742,783)
YRC Regional Transportation	4,837	(4,502)		(3,821)	(126,680)
YRC Truckload	(3,229)	(2,646)		(10,538)	(8,679)
Corporate and other	(2,256)	(2,177)		(16,457)	(12,232)

Consolidated	$(26,834)	$(90,818)		$(230,560)	$(890,374)

Operating ratio:
YRC National Transportation	103.6%	111.0%		106.9%	121.3%
YRC Regional Transportation	98.6%	101.5%		100.3%	109.6%
YRC Truckload	112.6%	109.1%		109.6%	107.7%
Consolidated	102.5%	108.6%		105.3%	118.3%

(Gains) losses on property disposals, net:
YRC National Transportation	$1,879	$3,147		$1,777	$(8,240)
YRC Regional Transportation	510	1,304		3,554	1,989
YRC Truckload	—	7		42	131
Corporate and other	—	—		199	(1)

Consolidated	$2,389	$4,458		$5,572	$(6,121)

Operating ratio is calculated as 100 minus the result of dividing operating income by operating revenue or plus the result of dividing operating loss by operating revenue and expressed as a percentage.

Note: YRC Logistic segment reported as discontinued operations for all periods presented.

SUPPLEMENTAL INFORMATION

	December 31, 2010	December 31, 2009
Debt:

Term loan ($257,136 and $111,500 par value)	$257,831	$112,612
Revolving credit facility (capacity $713,699 and $950,000)	142,910	329,119

Credit agreement debt	400,741	441,731
364-day Asset backed securitization (capacity $325,000 and $400,000)	122,788	146,285

Total bank debt	523,529	588,016
Lease financing obligations	338,437	318,892
Pension contribution deferral obligation	139,094	153,041
Contingent convertible senior notes (stated at par value)	1,870	21,671
USF senior notes ($45,000 par value)	—	45,289
6% convertible senior notes ($69,410 par value)	56,090	—
Other	1,115	6,000

Total debt	1,060,135	1,132,909

Letters of credit:
Revolving credit facility	454,566	461,032
364-day Asset backed securitization	61,180	77,180

Total letters of credit	$515,746	$538,212

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

(Amounts in thousands)

(Unaudited)

For the Three and Twelve Months Ended December 31	Three Months		Twelve Months
	2010	2009	2010	2009
Operating revenue	$1,091,559	$1,050,109	$4,334,640	$4,871,025
Operating Ratio, as adjusted	101.7%	108.2%	104.0%	118.0%

Reconciliation of operating loss to adjusted EBITDA:
Operating loss	$(26,834)	$(90,818)	$(230,560)	$(890,374)
(Gains) losses on property disposals, net	2,389	4,458	5,572	(6,121)
Impairment charges	—	—	5,281	—
Union equity awards	—	—	24,995	20,639
Restructuring professional fees	5,971	—	21,907	—

Operating loss, as adjusted	(18,474)	(86,360)	(172,805)	(875,856)

Depreciation and amortization	48,017	60,475	198,508	241,648
Equity based compensation expense	665	2,504	6,210	10,651
Letter of credit expense	8,333	8,711	33,276	32,012
Reimer Finance Co. dissolution (foreign exchange)	—	—	5,540	—
Other nonoperating, net	184	(1,860)	3,149	(6,355)

Adjusted EBITDA	$38,725	$(16,530)	$73,878	$(597,900)

Operating Ratio, as adjusted is calculated as 100 minus the result of dividing operating income, as adjusted by operating revenue or plus the result of dividing operating loss, as adjusted by operating revenue, and expressed as a percentage.

Adjusted EBITDA by segment:
YRC National	$6,907	$(37,879)	$(38,038)	$(579,238)
YRC Regional	22,796	15,108	78,757	(47,147)
YRC Truckload	(955)	(319)	(1,283)	814
Corporate and other	9,977	6,560	34,442	27,671

Adjusted EBITDA	$38,725	$(16,530)	$73,878	$(597,900)

			Three Months ended December 31, 2010	Twelve Months ended December 31, 2010

Reconciliation of Adjusted EBITDA to net cash provided by (used in) operating activities:
Adjusted EBITDA			$38,725	$73,878
Restructuring professional fees			(5,971)	(21,907)
Discontinued operations and permitted dispositions			—	(8,210)
Cash interest			(22,236)	(54,183)
Working capital cash flows, net			2,172	(69,249)

Net cash provided by (used in) operating activities before income taxes			12,690	(79,671)
Cash income tax (payments) refunds, net			(2,267)	80,768

Net cash provided by (used in) operating activities			$10,423	$1,097

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

(Amounts in thousands)

(Unaudited)

For the Three and Twelve Months Ended December 31	Three Months		Twelve Months
	2010	2009	2010	2009
YRC National segment
Operating Revenue	$725,093	$743,653	$2,884,812	$3,489,305
Operating Ratio, as adjusted	103.4%	110.5%	106.1%	121.1%

Reconciliation of operating loss to adjusted EBITDA:
Operating loss	$(26,186)	$(81,493)	$(199,744)	$(742,783)
(Gains) losses on property disposals, net	1,879	3,147	1,777	(8,240)
Impairment charges	—	—	3,281	—
Union equity awards	—	—	18,795	16,071

Operating loss, as adjusted	(24,307)	(78,346)	(175,891)	(734,952)

Depreciation and amortization	24,892	33,960	105,520	131,014
Letter of credit expense	6,470	6,722	25,838	24,517
Reimer Finance Co. dissolution (foreign exchange)	—	—	5,540	—
Other nonoperating, net	(148)	(215)	955	183

Adjusted EBITDA	$6,907	$(37,879)	$(38,038)	$(579,238)

Adjusted EBITDA as % of operating revenue	1.0%	-5.1%	-1.3%	-16.6%

YRC Regional segment
Operating Revenue	$339,078	$290,812	$1,353,912	$1,322,612
Operating Ratio, as adjusted	98.4%	101.1%	99.4%	109.1%

Reconciliation of operating income (loss) to adjusted EBITDA:
Operating income (loss)	$4,837	$(4,502)	$(3,821)	$(126,680)
(Gains) losses on property disposals, net	510	1,304	3,554	1,989
Impairment charges	—	—	2,000	—
Union equity awards	—	—	6,089	4,568

Operating income (loss), as adjusted	5,347	(3,198)	7,822	(120,123)

Depreciation and amortization	15,728	16,301	63,618	66,170
Letter of credit expense	1,727	1,762	6,901	6,634
Other nonoperating, net	(6)	243	416	172

Adjusted EBITDA	$22,796	$15,108	$78,757	$(47,147)

Adjusted EBITDA as % of operating revenue	6.7%	5.2%	5.8%	-3.6%

Operating Ratio, as adjusted is calculated as 100 minus the result of dividing operating income, as adjusted by operating revenue or plus the result of dividing operating loss, as adjusted by operating revenue, and expressed as a percentage.

SUPPLEMENTAL FINANCIAL INFORMATION

YRC Worldwide Inc. and Subsidiaries

(Amounts in thousands)

(Unaudited)

For the Three and Twelve Months Ended December 31	Three Months		Twelve Months
	2010	2009	2010	2009
YRC Truckload segment
Operating Revenue	$25,699	$28,931	$109,641	$112,401
Operating Ratio, as adjusted	112.6%	109.1%	109.5%	107.6%

Reconciliation of operating loss to adjusted EBITDA:
Operating loss	$(3,229)	$(2,646)	$(10,538)	$(8,679)
(Gains) losses on property disposals, net	—	7	42	131
Impairment	—	—	—	—
Union equity awards	—	—	111	—

Operating loss, as adjusted	(3,229)	(2,639)	(10,385)	(8,548)

Depreciation and amortization	2,186	2,231	8,769	9,032
Letter of credit expense	87	88	331	329
Other nonoperating, net	1	1	2	1

Adjusted EBITDA	$(955)	$(319)	$(1,283)	$814

Adjusted EBITDA as % of operating revenue	-3.7%	-1.1%	-1.2%	0.7%

Corporate and other segment

Reconciliation of operating loss to adjusted EBITDA:
Operating loss	$(2,256)	$(2,177)	$(16,457)	$(12,232)
(Gains) losses on property disposals, net	—	—	199	(1)
Union equity awards	—	—	—	—
Restructuring professional fees	5,971	—	21,907	—

Operating income (loss), as adjusted	3,715	(2,177)	5,649	(12,233)

Depreciation and amortization	5,211	7,983	20,601	35,432
Equity based compensation expense	665	2,504	6,210	10,651
Letter of credit expense	49	139	206	532
Other nonoperating, net	337	(1,889)	1,776	(6,711)

Adjusted EBITDA	$9,977	$6,560	$34,442	$27,671

Operating Ratio, as adjusted is calculated as 100 minus the result of dividing operating income, as adjusted by operating revenue or plus the result of dividing operating loss, as adjusted by operating revenue, and expressed as a percentage.

YRC Worldwide Inc.

Segment Statistics

(amounts in thousands except workdays and per unit data)

	YRC National Transportation
	4Q10	4Q09	3Q10	Y/Y %	Sequential %
Workdays	62.5	61.5	64.0

Total picked up revenue	$711,274	$727,362	$746,768	(2.2)	(4.8)
Total tonnage	1,618	1,725	1,747	(6.2)	(7.4)
Total tonnage per day	25.89	28.04	27.30	(7.7)	(5.2)
Total shipments	2,789	2,933	3,001	(4.9)	(7.1)
Total shipments per day	44.63	47.70	46.89	(6.4)	(4.8)
Total revenue/cwt.	$21.98	$21.09	$21.37	4.2	2.9
Total revenue/shipment	$255	$248	$249	2.8	2.5
Total weight/shipment	1,160	1,176	1,165	(1.3)	(0.4)

Reconciliation of operating revenue to total picked up revenue:
Operating revenue	$725,093	$743,653	$755,017
Change in revenue deferral and other	(13,819)	(16,291)	(8,249)

Total picked up revenue	$711,274	$727,362	$746,768

	YRC Regional Transportation
	4Q10	4Q09	3Q10	Y/Y %	Sequential %
Workdays	60.0	59.5	63.0

Total picked up revenue	$338,634	$290,098	$354,197	16.7	(4.4)
Total tonnage	1,619	1,410	1,734	14.8	(6.6)
Total tonnage per day	26.99	23.70	27.52	13.9	(1.9)
Total shipments	2,273	2,085	2,463	9.0	(7.7)
Total shipments per day	37.89	35.04	39.10	8.1	(3.1)
Total revenue/cwt.	$10.46	$10.29	$10.21	1.6	2.4
Total revenue/shipment	$149	$139	$144	7.1	3.6
Total weight/shipment	1,425	1,353	1,408	5.3	1.2

Reconciliation of operating revenue to total picked up revenue:
Operating revenue	$339,078	$290,812	$354,182
Change in revenue deferral and other	(444)	(714)	15

Total picked up revenue	$338,634	$290,098	$354,197

‘Total picked up revenue’ is a non-GAAP measure which is used to calculate statistical information above such as Total revenue/cwt. and Total revenue/shipment. The number of shipments and number of tons shown above are consistent with the ‘Total Picked up revenue.’ A reconciliation of ‘Total picked up revenue’ to the GAAP measure ‘Operating Revenue’ for each segment is shown above. ‘Total picked up revenue’ and the related statistical information provide relative benchmarks for the company’s volume and pricing performance and trends comparable to other LTL companies.